UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 21, 2014
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-35030 (Commission File No.)	27-3338708 (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

RBC Capital Markets, LLC, Jefferies LLC, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC, the agents for the offer and sale of up to an aggregate of $150 million of American Assets Trust, Inc.’s (the “Company”) common stock pursuant to the “continuous equity offering” previously announced by the Company on May 6, 2013, were formerly represented by Bass, Berry & Sims PLC in connection with the offering and, effective as of February 21, 2014, are now represented by Arnold & Porter LLP in connection with the offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel and Secretary
February 21, 2014

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